UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

Lapolla Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park

15402 Vantage Parkway East, Suite 322, Houston, Texas 77032

(Address of Principal Executive Offices and Zip Code)

(281) 219-4700

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.

FORM 8-K

DECEMBER 15, 2015

(i)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement

Amendment to Note Purchase Agreement

The Company entered into a Note Purchase Agreement with Enhanced Jobs for Texas Fund, LLC (“Enhanced Jobs”), and Enhanced Capital Texas Fund, LP (“Enhanced Capital”) on December 10, 2013 (Enhanced Jobs and Enhanced Capital are collectively referred to as Enhanced), as amended from time to time, under which Enhanced agreed to loan the Company an aggregate principal amount of $7,200,000 (the “Notes”) with a maturity date of December 10, 2016 (the “Note Purchase Agreement”).  On December 15, 2015, the Company and Enhanced entered into Amendment No. 3 (“Amendment”) to the Note Purchase Agreement, which, among other things, (i) extended the maturity date to December 10, 2017, (ii) increased the interest rate to an all cash rate payable monthly equal to on or prior to April 30, 2016, or after April 30, 2016 to the extent the outstanding principal on the Notes is equal to or lesser than $4,000,000, 11.5% per annum, and after April 30, 2016 to the extent the outstanding principal on the Notes measured as of April 30, 2016 is in excess of $4,000,000, 12.5% per annum, (iii) restated and amended certain EBITDA requirements for the three months ended as of the last day of each month through July 2016 and (iv) increased the Fixed Charge Coverage Ratio as of the last day of each month to 1.25 to 1.0.

In connection with the foregoing Amendment, on December 15, 2015, Richard J. Kurtz, the Chairman of the Board and principal stockholder (“Guarantor”) entered into that certain Amended and Restated Guaranty Agreement with Enhanced Credit Supported Loan Fund, LP, as agent (the “Agent”) under the Note Purchase Agreement (“A&R Guaranty Agreement”), which, among other things, created a Guarantor Default if the Guarantor fails to make full payment of all amounts due and owing under that Note Purchase Agreement on the earlier of three business days of demand by Agent and August 31, 2016. The A&R Guaranty Agreement amended and restated in its entirety that certain Guaranty Agreement dated as of December 10, 2013 by Guarantor in favor of Agent, as amended.

The foregoing summary of the Amendment and the A&R Guaranty Agreement contained herein is qualified in its entirety by reference to the full text of the: (1) Amendment No. 3 attached hereto as Exhibit 10.6, (2) the Note Purchase Agreement and relevant prior documents filed as Exhibits 10.1 through 10.5 with the Securities and Exchange Commission on the dates indicated in Item 9.01, and (3) Amended and Restated Guaranty Agreement attached hereto as Exhibit 10.7.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

See Index of Exhibits below.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2015	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

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Exhibit Number	Description
10.1	Note Purchase Agreement between Lapolla, Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.1 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.2	Promissory Note between Lapolla and Enhanced Jobs for Texas Fund, LLC dated December 10, 2013 (incorporated by reference to Exhibit 10.2 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.3	Promissory Note between Lapolla and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.3 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.4	Amendment No. 1 dated April 8, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.74 to Form 10-K dated December 31, 2013, filed April 10, 2014).
10.5	Amendment No. 2 dated November 14, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.3 to Form 10-Q dated September 30, 2014, filed November 17, 2014).
10.6*	Amendment No. 3 dated December 15, 2015 to that certain Note Purchase Agreement between Lapolla and Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013.
10.7*	Amended and Restated Guaranty Agreement dated December 15, 2015 by and among Richard J. Kurtz and Enhanced Credit Supported Loan Fund, LP, as agent for Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP.

*Filed Herewith

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